UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2003

CCI Group, Inc.

(Exact name of Registrant as specified in charter)

Utah                   333-40954                87-0648148

(State or other jurisdiction    (Commission              (I.R.S. Employer

of incorporation)           File Number)             Identification No.)

405 Park Avenue, 10th Floor, New York, New York              10022

(Address of principal executive offices)                 (Zip code)

Registrant's telephone number, including area code: 212-421-1400.

Caribbean Clubs International, Inc.

 (Former name or former address, if changed, since last report)

ITEM 2. Acquisition or Disposition of Assets.

On September 5, 2003, Beach Properties Barbuda Limited, a company organized under the laws of Antigua and a wholly owned subsidiary of the Registrant, entered into a sub-lease agreement with Impressa Guffanti Constructioni Edili SRL, an Italian company, for a resort known as the Palmetto Beach Hotel, located in Barbuda, West Indies. The sub-lessor is unaffiliated with the Registrant and its officers and directors. Any reference to the Registrant shall include its wholly owned subsidiary, Beach Properties Barbuda Limited.

The resort is located on 90 acres of land leased from the Government of Antigua and Barbuda for a term of 99 years which commenced in 1989. Under the governmental lease, the lessee is required to pay the government the sum of approximately $7,000 per annum. The rental amount is subject to review in 10 year intervals. Under the sublease agreement, the Registrant subleased from the sub-lessor the real property, buildings, and fixtures, and leased the remaining assets of the resort (collectively, the “Assets”). The Government of Antigua and Barbuda approved the sublease to the Registrant.

The sublease agreement commenced on September 18, 2003 when the Registrant made the initial payment of $500,000 under the agreement.  The sublease extends for a period of 9 years, and provides for quarterly payments of rent during the term. The rental amounts are as follows: $123,530.16 is due on January 1, 2004 with like payments due quarterly thereafter to October 1, 2005; $218,144.53 is due on January 1, 2006 with like payments due quarterly thereafter to October 1, 2010; and $94,614.37 is due on January 1, 2011 with like payments due quarterly thereafter to October 1, 2012. The Registrant expects to raise funds sufficient meet the rental payment to the sub-lessor. The Registrant has the right to prepay the rental amounts prior to their respective due dates, provided that, if the entire rental amount is prepaid prior to January 1, 2006, the Registrant will pay the sub-lessor an additional sum of $50,000. Any amounts prepaid shall be discounted at the rate of 7%. Within 30 days of paying the full rental amounts, the Registrant has an option under the sublease agreement to acquire the Assets (subject to the underlying governmental lease) upon payment of the sum of $1.00 to the sub-lessor. An assignment of the governmental lease and bill of sale to the remaining Assets have been executed by the sub-lessor and is held in escrow pending payment of the full rental amount. Upon such payment and exercise of the option by the Registrant, title to the Assets will be transferred to the Registrant, subject to the terms of the governmental lease. The Government of Antigua and Barbuda approved the assignment of the governmental lease to the Registrant.

As stated above, the resort property consists of 90 acres of land, of which the hotel premises occupies approximately 10 acres. Construction of the resort began in 1991 and was completed in 1993, and features 23 oceanfront suites with attached, covered verandas for each suite, and one villa.  The resort maintains a gourmet restaurant, and poolside bar, both offering views of the Caribbean.  The resort has operated 7 months per year, generally closing for the months of July through October.  The guest year is effectively broken into two seasons with the high tourist season taking place December through May.  The room rates range from $360 to $660 per day. During the past four years, the sub-lessor has subleased the resort property to a management company under an agreement pursuant to which the management company operated the resort and paid the sub-lessor a fixed annual fee. The sub-lessor has terminated its agreement with the management company. The Registrant expects to manage the resort and intends to open the resort for business in November 2003.

ITEM 7. Financial Statements and Exhibits.

(a) Financial statements of the businesses acquired.

(b) Proforma financial information.

The following are (i) the financial statements of the Company for the periods indicated therein, and (ii) the proforma financial statements of the Company for the periods indicated therein to reflect the stock exchange agreement described herein above.

CCI GROUP, INC. AND SUBSIDIARIES

(A Development Stage Company)

INDEX TO FINANCIAL STATEMENTS

Page

Pro Forma Financial Information

F-1

Pro Forma Balance Sheet as of September 30, 2003 (Unaudited)

F-2

Pro Forma Condensed Consolidated Statements of Operations for the Nine Months

  Ended September 30, 2003 (Unaudited)

F-3

Pro Forma Condensed Consolidated Statements of Operations for the Year

  Ended December 31, 2002 (Unaudited)

F-4

Notes and Management’s Assumptions to Unaudited Pro Forma

  Consolidated Financial Information

F-5

Palmetto Hotel Development Company Ltd.

Report of Independent Certified Public Accountants

F-6

Statements of Operations for

t he Years Ended December 31, 2002 and 2001 (Audited),

  and for the Nine Months Ended September 30 ,

  200 3 and 2002 (Unaudited)

F-7

Notes to Financial Statements

F-8

CCI GROUP, INC. AND SUBSIDIARIES

(A Development Stage Company)

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

The following unaudited pro forma financial information presents (i) the consolidated pro forma balance sheet of CCI Group, Inc. (“CCI Group ”) as of September 30, 2003, as if the acquisition of the operations of Palmetto Hotel Development Ltd. (“PHD”) Acquisition (relating specifically to sub-lease of the Palmetto Point Hotel and the lease rights thereon) occurred on September 18, 2003, and (ii) the consolidated pro forma statements of operations of CCI Group for the year ended December 31, 2002, and for the nine months ended September 30, 2003, as if the above transaction occurred just prior to the beginning of these periods.

CCI Group’s Form 10-QSB for the period ended September 30, 2003 reflected the acquisition of PHD, as the transaction was consummated on September 18, 2003. Therefore, there are no pro forma adjustments to the historical amounts on the accompanying pro forma consolidated balance sheet as of September 30, 2003. PHD had no operations relating to the lease rights of Palmetto Point Hotel subsequent to September 18, 2003.

The unaudited consolidated pro forma financial information is not necessarily indicative of what CCI Group ’s actual results of operations or financial position would have been had these transactions been consummated on the dates indicated, nor does it purport to represent CCI Group ’s results of operations or financial positions for any future period.

The unaudited consolidated pro forma financial information should be read in conjunction with the consolidated financial statements and notes thereto included in the CCI Group Annual Report on Form 10-KSB for the year ended December 31, 2002 and the accompanying audited financial statements of PHD. In management’s opinion, all adjustments necessary to reflect these transactions have been made.

F-#

CCI GROUP, INC. AND SUBSIDIARIES

(A Development Stage Company)

PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2003

(UNAUDITED)

	Historical	Adjustments	Pro Forma

ASSETS

Current Assets
Cash	$ 33,550	$ -	$ 33,550
Note receivable - employee	8,400	-	8,400
Deposits	17,700	-	17,700
Total Current Assets	59,650	-	59,650

Property and Equipment	3,000,000	-	3,000,000

Other Assets
Deferred financing costs	38,048	-	38,048
Land lease rights	2,000,000	-	2,000,000
Total Other Assets	2,038,048	-	2,038,048

Total Assets	$ 5,097,698	$ -	$ 5,097,698

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
Accounts payable	$ 41,467	$ -	$ 41,467
Commission payable	6,500	-	6,500
Current portion of lease payable	178,690	-	178,690
Accrued interest	5,054	-	5,054
Total Current Liabilities	231,711	-	231,711

Noncurrent Liabilities
Notes payable	397,454	-	397,454
Lease payable, net of current portion	4,321,310	-	4,321,310
Total Noncurrent Liabilities	4,718,764	-	4,718,764

Stockholders' Equity
Common stock	1,403,514	-	1,403,514
Stock subscription receivable	(690)	-	(690)
Deficit accumulated during the development stage	(1,255,601)	-	(1,255,601)
Total Stockholders' Equity	147,223	-	147,223

Total Liabilities and Stockholders' Equity	$ 5,097,698	$ -	$ 5,097,698

See accompanying notes and management’s assumptions to unaudited pro forma consolidated financial information.

F-#

CCI GROUP, INC. AND SUBSIDIARIES

(A Development Stage Company)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003

(UNAUDITED

	CCI	Palmetto	Adjustments		Pro Forma
Revenue	$ -	$ 99,882	$ -		$ 99,882

Expenses
General and administrative expenses	656,018	28,811	-		684,829
Depreciation expense	-	-	168,750	(A)	168,750
Amortization of land lease rights	-	-	41,667	(B)	41,667

Total Expenses	656,018	28,811	210,417		895,246

Loss from Operations	(656,018)	71,071	(210,417)		(795,364)

Interest expense	(10,857)	-	(164,638)	(C)	(175,495)
Interest income	12,216	-	-		12,216

Net Loss	$ (654,659)	$ 71,071			$ (958,643)

Basic and Diluted Loss per Share					$ (0.09)

Weighted Average Number of Common
Shares Outstanding					10,906,071

CCI GROUP AND SUBSIDIARIES

(A Development Stage Company)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

(UNAUDITED)

	CCI	Palmetto	Adjustments		Pro Forma
Revenue	$ -	$ 100,000	$ -		$ 100,000

Expenses
General and administrative expenses	601,486	52,634	-		654,120
Depreciation expense	-	-	225,000	(A)	225,000
Amortization of land lease rights	-	-	55,556	(B)	55,556

Total Expenses	601,486	52,634	280,556		934,676

Loss from Operations	(601,486)	47,366	(280,556)		(834,676)

Interest expense	-	-	(248,549)	(C)	(248,549)
Interest income	1,634	-	-		1,634

Net Loss	$ (599,852)	$ 47,366			$ (1,081,591)

Basic and Diluted Loss per Share					$ (0.22)

Weighted Average Number of Common
Shares Outstanding					4,857,262

CCI GROUP, INC. AND SUBSIDIARIES

(A Development Stage Company)

NOTES AND MANAGEMENT’S ASSUMPTIONS TO UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL INFORMATION

1.

Basis of Presentation

Effective September 18, 2003, CCI Group, Inc., a Utah corporation (“CCI Group”), through its wholly owned subsidiary, Beach Properties Barbuda Limited, entered into an agreement with Impressa Guffanti Construzioni Edili SRL, an Italian company (“Guffanti Construction”) pursuant to which it sub-leased a resort known as the Palmetto Beach Hotel, located in Barbuda, West Indies. Palmetto Hotel Development Ltd. (“PHD”) is a partnership formed by Guffanti Construction and a principal of Guffanti Construction which managed the resort property on behalf of Guffanti Construction. Palmetto Beach Hotel is an exclusive resort located in Barbuda, West Indies. The total payments under the sublease agreement is $5,000,000. CCI Group provided the initial payment of $500,000 from internal funds, and the remaining $4,500,000 was financed through a capital lease.

2.

Adjustments to Pro Forma Consolidated Balance Sheet

The acquisition of the sub-lease agreement is not reflected as a pro forma adjustment on the pro forma consolidated balance sheet, as CCI Group’s historical balance sheet as of September 30, 2003 already reflects the acquisition that took place as of September 18, 2003. The acquisition affected amounts in the balance sheet as follows:

Property and equipment

$

3,000,000

Land lease rights

2,000,000

Lease payable

(4,500,000)

3.

Adjustments to Pro Forma Consolidated Statements of Income

(A)

Depreciation expense has been calculated based on the allocated purchase price of the assets acquired, using the straight-line method over the estimated useful lives of the assets. The useful lives used were 40 years for buildings and five years for furniture and equipment.

(B)

Amortization expense has been calculated based on the allocated purchase price of the land lease rights acquired, using the straight-line method over the estimated useful lives of the land lease rights. The useful life used was 36 years.

(C)

Represents interest expense on new lease payable. The imputed interest rate on the lease is 5.3%.

F-#

HANSEN, BARNETT & MAXWELL

A Professional Corporation

CERTIFIED PUBLIC ACCOUNTANTS

5 Triad Center, Suite 750

Salt Lake City, UT 84180-1128

Phone: (801) 532-2200

Fax: (801) 532-7944

www.hbmcpas.com

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors

CCI Group, Inc.

We have audited the accompanying statements of revenues and certain expenses of Palmetto Hotel Development Ltd (“PHD”) (relating specifically to Palmetto Point Hotel and the lease rights thereon), for the years ended December 31, 2002 and 2001. These financial statements are the responsibility of the management of PHD.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of CCI Group, Inc. as described in Note 1, and are not intended to be a complete presentation of the financial position and operations of the entity.

In our opinion, the financial statements referred to above present fairly in all material respects, revenues and certain expenses of Palmetto Hotel Development Ltd, as described in Note 1, for the years ended December 31, 2002 and 2001, in conformity with accounting principles generally accepted in the United States of America.

HANSEN, BARNETT & MAXWELL

Salt Lake City, Utah

November 26, 2003

F-#

PALMETTO HOTEL DEVELOPMENT COMPANY LTD

CONSOLIDATED STATEMENTS OF CERTAIN REVENUES AND EXPENSES

	Nine months ended
	September 30, 2003	September 30, 2002	Year Ended December 31,
	(Unaudited)	(Unaudited)	2002	2001

Revenue	$ 99,882	$ 57,690	$ 100,000	$ 100,500

General and administrative expenses	28,811	31,548	52,634	56,269

Income from operations	71,071	26,142	47,366	44,231

Revenues in excess of
certain expenses	$ 71,071	$ 26,142	$ 47,366	$ 44,231

See the accompanying notes to the financial statements.

F-#

PALMETTO HOTEL DEVELOPMENT COMPANY LTD

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – BUSINESS

The accompanying statement of revenues and certain expenses relates specifically to the operations of the management lease of Palmetto Beach Hotel (the “Property”) located in Barbuda, West Indies. Impressa Guffanti Construzioni Edili SRL, an Italian company (“Guffanti Construction”) owned rights to develop 90 acres of land on the island of Barbuda, West Indies. The Property was developed on 10 of the aforementioned acres. PHD , an entity affiliated with Guffanti Construction,  then entered into a lease agreement with Blue Island Resort (BVI) Ltd (“Blue Island”) whereby Blue Island operated the Property. Under the management lease, Blue Island agreed to operate and manage the Property and bear all related costs of operating and managing the resort. Terms of the management agreement allow ed for Blue Island to retain all rents and revenues received from the resort and require d Blue Island to pay PHD $100,000 per year, plus an occupancy fee of $9 to $12 per guest, payable monthly.  The accompanying financial statements reflect only the revenues and certain expenses relating to this lease agreement.

On September 18, 2003, the operations of PHD relating specifically to the operations of Palmetto Beach Hotel were acquired by Beach Properties Barbuda Ltd., a subsidiary of CCI Group, Inc. (“CCI”). Concurrent with this acquisition, PHD terminated its management lease with Blue Island.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The accompanying statements of revenues and certain expenses were prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by CCI Group in the future operations of the aforementioned property. The statements of revenues and certain expenses include the accounts of PHD .. Revenues include amounts paid to PHD by Blue Island under terms of the management lease. Expenses include expenditures related to the management contract only, and not to the operations of the property known as Palmetto Beach Hotel.

Use of Estimates – The preparation of the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts included in the statements of revenues and certain expenses and accompanying notes thereto. Actual results could differ from those estimates.

Revenue Recognition – PHD generates all of its revenues from the aforementioned management lease relating to the Property. Under the management lease, PHD was entitled to receive $100,000 per year, plus any occupancy fee as described above. Revenue is recognized as earned under terms of the management contract.

General and Administrative Expenses – General and administrative expenses are primarily comprised of salaries, maintenance and administrative costs.

NOTE 3 – TAXABLE INCOME

Taxable income is not materially different from revenues in excess of certain expenses.

#

(c). Exhibits.

None

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                         CCI Group, Inc.

Date: December 1, 2003

                                                     /s/ Fred W. Jackson, Jr.

                                                    Fred W. Jackson, Jr.

                                                    President